                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------


                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) July 27, 1999



                           Insight Enterprises, Inc.
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                      0-2 5 0 9 2              86-0766246
(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)

                     6820 South Harl Avenue, Tempe, Arizona
                    (Address of principal executive offices)

                                      85283
                                   (Zip Code)


        Registrant's telephone number, including area code (602) 902-1001


                                 Not Applicable
          (Former name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         On May 10, 1999, Insight Enterprises, Inc., a Delaware corporation ("Insight"), and Action Computer Supplies Holdings PLC, a company registered in England ("Action"), agreed to the terms of the proposed acquisition of all the issued share capital of Action by Insight (the "Merger") by means of a scheme of arrangement under Section 425 of the Companies Act of 1985, a United Kingdom statutory procedure. Pursuant to the terms of the Original Merger Agreement, dated May 10, 1999, by and between Insight and Action (the "Original Merger Agreement"), holders of Action common stock were to receive 0.16 shares of Insight common stock for each share of Action common stock. On July 27, 1999, the Original Merger Agreement was revised by Insight and Action (the "Supplemental Merger Agreement" and, together with the Original Merger Agreement, the "Merger Agreement"). Under the Supplemental Merger Agreement, holders of Action common stock will now receive 0.12 shares of Insight common stock for each share of Action common stock. The reduction was agreed to between Insight and Action as a result of weaker operating results recently experienced by Action.

         The Merger is expected to close in October of 1999 contingent upon the fulfillment of certain conditions regarding the Merger including, but not limited to, approval of the Merger by both the shareholders of Action and the High Court of Justice in England and Wales and approval of the issuance of common stock pursuant to the Merger Agreement by the stockholders of Insight. The Merger will be accounted for as a pooling of interests.


Item 7.  Financial Statements and Exhibits.

Exhibit Number
--------------
         2.1      Supplemental Merger Agreement, dated July 27, 1999, by and between Insight Enterprises, Inc. and Action Computer Supplies
                  Holdings PLC

         99.1     July 27, 1999 United States press release

                                    SIGNATURE


                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             INSIGHT ENTERPRISES, INC.
                                             (Registrant)


Date:  August 12, 1999                      By: /s/ ERIC J. CROWN
                                                -------------------------------
                                                 Eric J. Crown
                                                 Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.                        Description
-----------                        -----------
    2.1      Supplemental Merger Agreement, dated July 27, 1999, by and between Insight Enterprises, Inc. and Action Computer Supplies
             Holdings PLC

    99.1     July 27, 1999 United States press release